UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 31, 2002

CALPINE CORPORATION

(A Delaware Corporation)
Commission File Number: 001-12079
I.R.S. Employer Identification No. 77-0212977
50 West San Fernando Street
San Jose, California 95113
Telephone: (408) 995-5115

SIGNATURES
Exhibit Index
EXHIBIT 12.1
EXHIBIT 23.1
EXHIBIT 23.2
EXHIBIT 23.3
EXHIBIT 23.4
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 5.     Other Events

      In June 2003 Calpine Corporation approved the divestiture of its specialty data engineering business. Consequently, we are filing this Form 8-K to reflect the effect of the following items on our historical consolidated financial statements and related information, as reported in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002, which was originally filed on March 31, 2003:

•	reclassifications necessary to present the results of our specialty data center engineering business as discontinued operations for the three years in the period ended December 31, 2002 in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” as a result of a disposal in the second quarter of 2003 that required us to retroactively account for such business as discontinued operations;

•	other minor revisions related thereto, and a $251,000 reclassification between plant operating expense and general and administrative expense in 2002 to conform to the current 2003 financial statement presentation.

While the reclassifications do affect the classification between income from continuing operations and income from discontinued operations, none of the reclassifications, which are discussed in more detail in the accompanying consolidated financial statements beginning in exhibit 99.3 on page F-4, affect net income for any of the three years in the period ended December 31, 2002.

      PLEASE NOTE THAT THE INFORMATION CONTAINED IN THIS FORM 8-K, INCLUDING THE FINANCIAL STATEMENTS AND THE NOTES THERETO, DOES NOT REFLECT EVENTS OCCURRING AFTER THE DATE OF OUR FORM 10-K. SUCH EVENTS INCLUDE, AMONG OTHERS, THE EVENTS DESCRIBED IN OUR QUARTERLY REPORTS ON FORM 10-Q FOR THE PERIODS ENDED MARCH 31, 2003 AND JUNE 30, 2003 AND THE EVENTS DESCRIBED IN OUR CURRENT REPORTS ON FORM 8-K FILED IN 2003.

Item 7.     Financial Statements and Exhibits

           (a) Not applicable

           (b) Not applicable

           (c) Exhibits

12.1	Statement on Computation of Ratio of Earnings to Fixed Charges.
23.1	Consent of Deloitte & Touche LLP, Independent Public Accountants.
23.2	Consent of Ernst & Young LLP, Independent Chartered Accountants.
23.3	Consent of Netherland, Sewell & Associates, Inc., independent engineer.
23.4	Consent of Gilbert Laustsen Jung Associates, Ltd., independent engineer.
99.1	Item 6 of Form 10-K for the fiscal year ended December 31, 2002: Selected Financial Data.
99.2	Item 7 of Form 10-K for the fiscal year ended December 31, 2002: Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Item 8 of Form 10-K for the fiscal year ended December 31, 2002: Financial Statements and Supplementary Data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

By:	/s/ CHARLES B. CLARK, JR.

Charles B. Clark, Jr.
Senior Vice President and Controller
Chief Accounting Officer

Date: October 23, 2003

Exhibit Index

12.1	Statement on Computation of Ratio of Earnings to Fixed Charges.
23.1	Consent of Deloitte & Touche LLP, Independent Public Accountants.
23.2	Consent of Ernst & Young LLP, Independent Chartered Accountants.
23.3	Consent of Netherland, Sewell & Associates, Inc., independent engineer.
23.4	Consent of Gilbert Laustsen Jung Associates, Ltd., independent engineer.
99.1	Item 6 of Form 10-K for the fiscal year ended December 31, 2002: Selected Financial Data.
99.2	Item 7 of Form 10-K for the fiscal year ended December 31, 2002: Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Item 8 of Form 10-K for the fiscal year ended December 31, 2002: Financial Statements and Supplementary Data.